First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary
Collection Period Ended February 1, 2002  **


Available Amount to Note Holders:                                                                            2,597,855.86

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                                        -
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                                       -
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                                 524,129.28
            (b) Servicer Fees from current and prior Collection Period                                           9,581.91
            (c) Servicing Charges inadvertantly deposited in Collection Account                                         -
(iv)        Current and unpaid Back-up Servicing Fees                                                              383.28
(v)         Premium Amount due on Payment Date and unpaid Premium Amounts                                        2,161.57
            Adjustment to prior month premium amount                                                                    -
(vi)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                            291.67
(vii)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                               -
(viii)      Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                                     -
            Adjustment to prior month Class A-1 Note Interest                                                           -
            Class A-2 Note Interest                                                                                     -
            Class A-3 Note Interest                                                                                     -
            Class A-4 Note Interest                                                                             98,042.84
(ix)        Class B-1 Note Interest                                                                              2,295.08
(x)         Letter of Credit Bank Fee and unpaid amounts                                                           183.34
(xi)        Class B-2 Note Interest                                                                              2,150.08
(xii)       Class A-1 throught A-4 Principal Distribution Amount:
            Class A-1 Principal Distribution Amount                                                                     -
            Class A-2 Principal Distribution Amount                                                                     -
            Class A-3 Principal Distribution Amount                                                                     -
            Class A-4 Principal Distribution Amount                                                          1,757,403.62
(xiii)      Note Insuer Reimbursement Amount                                                                            -
(xiv)       Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                       38,204.43
(xv)        Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                       38,204.43
(xvi)       Letter of Credit Reimbursement Amount                                                                       -
(xvii)      Class B-3 Note Interest                                                                              2,333.42
(xviii)     Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                       38,204.43
(xix)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                               -
(xx)        Letter of Credit Additional Reimbursement Amount                                                            -
(xxi)       Other Amounts Due Servicer under Servicing Agreement                                                        -
(xxii)      Remaining Amount to Residual Holder                                                                         -
            Additional Principal Distribution Amount to Noteholders
            Class A-1 additional Principal Distribution Amount                                                          -
            Class A-2 additional Principal Distribution Amount                                                          -
            Class A-3 additional Principal Distribution Amount                                                          -
            Class A-4 additional Principal Distribution Amount                                                  79,126.10
            Class B-1 additional Principal Distribution Amount                                                   1,720.13
            Class B-2 additional Principal Distribution Amount                                                   1,720.13
            Class B-3 additional Principal Distribution Amount                                                   1,720.13

            Reviewed By:


            --------------------------------------------------------------------
            Joel Cappon
            Controller, American Express Business Finance

** On Feb 5 2002, pursuant to Section 9.02 of the Indenture, notice was given to the Trustee of the Holders intent to exercise its option to cause the retirement of the certificates on Mar 11 2002.

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended February 1, 2002

                       Initial         Beginning           Base          Additional         Total           Ending         Ending
                      Principal        Principal        Principal        Principal        Principal       Principal     Certificate
        Class          Balance          Balance       Distribution     Distribution     Distribution       Balance        Factor
 ---------------  ----------------  ---------------   -------------   --------------   --------------   -------------   ------------
 Class A-1           32,998,000.00                -               -                -               -                -      0.0000000
 Class A-2           85,479,000.00                -               -                -               -                -      0.0000000
 Class A-3           51,527,000.00                -               -                -               -                -      0.0000000
 Class A-4           38,238,000.00    18,527,781.34    1,757,403.62        79,126.10    1,836,529.72    16,691,251.62      0.4365095
                  ----------------  ---------------   -------------   --------------   --------------   -------------   ------------
 Total Class A      208,242,000.00    18,527,781.34    1,757,403.62        79,126.10    1,836,529.72    16,691,251.62      0.0801531

 Class B-1            4,527,000.00       400,014.11       38,204.43         1,720.13       39,924.56       360,089.55      0.0795426
 Class B-2            4,527,000.00       400,014.11       38,204.43         1,720.13       39,924.56       360,089.55      0.0795426
 Class B-3            4,527,000.00       400,014.11       38,204.43         1,720.13       39,924.56       360,089.55      0.0795426
                  ----------------  ---------------   -------------   --------------   --------------   -------------
 Total              221,823,000.00    19,727,823.68    1,872,016.90        84,286.50    1,956,303.40    17,771,520.28

                                                                   ADCPB at end of Collection Period    21,086,355.79
                                                                                                        -------------
                                                      Excess of ending ADCP over ending note balance     3,314,835.50
                                                                                               Floor     4,527,025.86
                                                                                                        -------------
                                                                                          Difference    (1,212,190.36)

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended February 1, 2002

Available Funds
     Collection Account balance, as of January 31, 2002                                                    1,246,641.83
     Transfer payments due Collection Account from other Bankers Trust Accounts                                       -
     Investment earnings on amounts in Collection Account                                                      1,269.09
     Payments due Collection Account from last 3 business days of Collection Period                          339,031.83
     Additional contribution for terminated trade-ups and rebooked leases                                             -
     Servicer Advance on current Determination Date                                                        1,010,913.11
                                                                                                           ------------
     Available Funds on Payment Date                                                                       2,597,855.86

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                                  -
                                                                                                           ------------
Remaining Available Funds                                                                                  2,597,855.86

Indemnity Payments paid inadvertantly deposited in Collection Account                                                 -
                                                                                                           ------------
Remaining Available Funds                                                                                  2,597,855.86

Unreimbursed Servicer Advances
     Unreimbursed Servicer Advances due                                                                      524,129.28
     Unreimbursed Servicer Advances paid                                                                     524,129.28
                                                                                                           ------------
     Unreimbursed Servicer Advances remaining unpaid                                                                  -
                                                                                                           ------------
Remaining Available Funds                                                                                  2,073,726.58

Servicer Fees
     Servicer Fees due                                                                                         9,581.91
     Servicer Fees paid                                                                                        9,581.91
                                                                                                           ------------
     Servicer Fees remaining unpaid                                                                                   -
                                                                                                           ------------
Remaining Available Funds                                                                                  2,064,144.67

Servicer Charges inadvertantly deposited in Collection Account                                                        -
                                                                                                           ------------
Remaining Available Funds                                                                                  2,064,144.67

Back-up Servicer Fees
     Back-up Servicer Fees due                                                                                   383.28
     Back-up Servicer Fees paid                                                                                  383.28
                                                                                                           ------------
     Back-up Servicer Fees remaining unpaid                                                                           -
                                                                                                           ------------
Remaining Available Funds                                                                                  2,063,761.40

Premium Amount
     Premium Amount due                                                                                        2,161.57
     Premium Amount paid                                                                                       2,161.57
                                                                                                           ------------
     Premium Amount remaining unpaid                                                                                  -
                                                                                                           ------------
Remaining Available Funds                                                                                  2,061,599.82

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
     Indenture Trustee Fee due                                                                                   291.67
     Indenture Trustee Fee paid                                                                                  291.67
                                                                                                           ------------
     Indenture Trustee Fee remaining unpaid                                                                           -
                                                                                                           ------------
Remaining Available Funds                                                                                  2,061,308.15

Reimbursable Trustee Expenses per 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                             -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                       75,000.00
                                                                                                           ------------
     Total Indenture Trustee Expenses paid                                                                            -
                                                                                                           ------------
     Indenture Trustee Expenses unpaid                                                                                -
Remaining Available Funds                                                                                  2,061,308.15

Class A-1 through A-4 Note Interest on a pari passu basis:

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended February 1, 2002


     Class A-1 Note Interest                                                                                          -
     Class A-2 Note Interest                                                                                          -
     Class A-3 Note Interest                                                                                          -
     Class A-4 Note Interest                                                                                  98,042.84
                                                                                                          -------------
     Total Class A Interest due                                                                               98,042.84
                                                                                                          -------------
Remaining Available Funds                                                                                  1,963,265.31

Class B-1 Note Interest
     Class B-1 Note Interest due                                                                               2,295.08
     Class B-1 Note Interest paid                                                                              2,295.08
                                                                                                          -------------
     Class B-1 Note Interest remaining unpaid                                                                         -
                                                                                                          -------------
Remaining Available Funds                                                                                  1,960,970.23

Letter of Credit Bank Fee and unpaid amounts
     Letter of Credit Bank Fee due                                                                               183.34
     Letter of Credit Bank Fee paid                                                                              183.34
                                                                                                          -------------
     Letter of Credit Bank Fee remainig unpaid                                                                        -
                                                                                                          -------------
Remaining Available Funds                                                                                  1,960,786.89

Class B-2 Note Interest
     Class B-2 Note Interest due                                                                               2,150.08
     Class B-2 Note Interest paid                                                                              2,150.08
                                                                                                          -------------
     Class B-2 Note Interest remaining unpaid                                                                         -
                                                                                                          -------------
Remaining Available Funds                                                                                  1,958,636.81

Class A Base Principal Distribution
     Class A Base Principal Distribution Amount due                                                        1,757,403.62
     Class A Note Principal Balance as of preceding Payment Date                                          18,527,781.34
                                                                                                          -------------
     Class A Base Principal Distribution Amount paid                                                       1,757,403.62
                                                                                                          -------------
     Class A Base Principal Distribution Amount remaining unpaid                                                      -

     Class A-1 Note Principal Balance as of preceding Payment Date                                                    -
     Class A-1 Base Principal Distribution Amount paid                                                                -
                                                                                                          -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                              -
                                                                                                          -------------

     Remaining Class A Base Principal Distribution Amount                                                  1,757,403.62
                                                                                                          -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                                    -
     Class A-2 Base Principal Distribution Amount paid                                                                -
                                                                                                          -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                              -

     Remaining Class A Base Principal Distribution Amount                                                  1,757,403.62
                                                                                                          -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                                    -
     Class A-3 Base Principal Distribution Amount paid                                                                -
                                                                                                          -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                                              -

     Remaining Class A Base Principal Distribution Amount                                                  1,757,403.62
                                                                                                          -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                                        18,527,781.34
     Class A-4 Base Principal Distribution Amount paid                                                     1,757,403.62
                                                                                                          -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                                  16,770,377.72

Remaining Available Funds                                                                                    201,233.20

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended February 1, 2002

Note Insurer Reimbursement Amount
     Note Insuer Reimbursement Amount due                                                        -
     Note Insuer Reimbursement Amount paid                                                       -
                                                                                       -----------
     Note Insuer Reimbursement Amount remaining unpaid                                           -
Remaining Available Funds                                                               201,233.20

Class B-1 Base Principal Distribution
     Class B-1 Note Principal Balance as of preceding Payment Date                      400,014.11
     Class B-1 Base Principal Distribution due                                           38,204.43
     Class B-1 Base Principal Distribution paid                                          38,204.43
                                                                                       -----------
     Class B-1 Base Principal Distribution remaining unpaid                                      -
     Class B-1 Note Principal Balance after distribution on Payment Date                361,809.69
Remaining Available Funds                                                               163,028.77

Class B-2 Base Principal Distribution
     Class B-2 Note Principal Balance as of preceding Payment Date                      400,014.11
     Class B-2 Base Principal Distribution due                                           38,204.43
     Class B-2 Base Principal Distribution paid                                          38,204.43
                                                                                        ----------
     Class B-2 Base Principal Distribution remaining unpaid                                      -
     Class B-2 Note Principal Balance after distribution on Payment Date                361,809.69
Remaining Available Funds                                                               124,824.34

Letter of Credit Reimbursement Amount
     Letter of Credit Reimbursement Amount due                                                   -
     Letter of Credit Reimbursement Amount paid                                                  -
     Letter of Credit Reimbursement Amount remaining unpaid                             ----------
                                                                                                 -
Remaining Available Funds                                                               124,824.34

Class B-3 Note Interest
     Class B-3 Note Interest due                                                          2,333.42
     Class B-3 Note Interest paid                                                         2,333.42
                                                                                        ----------
     Class B-3 Note Interest remaining unpaid                                                    -
                                                                                        ----------
Remaining Available Funds                                                               122,490.93

Class B-3 Base Principal Distribution
     Class B-3 Note Principal Balance as of preceding Payment Date                      400,014.11
     Class B-3 Base Principal Distribution due                                           38,204.43
     Class B-3 Base Principal Distribution paid                                          38,204.43
                                                                                        ----------
     Class B-3 Base Principal Distribution remaining unpaid                                      -
     Class B-3 Note Principal Balance after distribution on Payment Date                361,809.69
Remaining Available Funds                                                                84,286.50

Additional Payment to Noteholders due to Restricting Event
     Principal Amount paid to A noteholders, otherwise paid to B-1                               -
     Principal Amount paid to A noteholders, otherwise paid to B-2                               -
     Principal Amount paid to A noteholders, otherwise paid to B-3                               -
                                                                                        ----------
     Total Principal Amount paid to A noteholders, otherwise to be paid to B                     -
Remaining Available Funds                                                                84,286.50

     Principal Amount paid to B-1 noteholders, otherwise paid to B-2                             -
     Principal Amount paid to B-1 noteholders, otherwise paid to B-3                             -

     Principal Amount paid to B-2 noteholders, otherwise paid to B-3                             -
                                                                                        ----------
Remaining Available Funds                                                                84,286.50

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                 -


First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended February 1, 2002

     Remaining Indenture Trustee Expenses paid                                                   -
                                                                                     -------------
     Remaining Indenture Trustee Expenses unpaid                                                 -
Remaining Available Funds                                                                84,286.50

Additional Letter of Credit Reimbursement Amount
     Additional Letter of Credit Reimbursement Amount due                                        -
     Additional Letter of Credit Reimbursement Amount paid                                       -
                                                                                     -------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                           -
Remaining Available Funds                                                                84,286.50

Other Amounts Due Servicer under Servicing Agreement
     Other Amounts Due Servicer under Servicing Agreement due                                    -
     Other Amounts Due Servicer under Servicing Agreement paid                                   -
                                                                                     -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                       -
Remaining Available Funds                                                                84,286.50

Difference between excess of ADCPB over Ending Note Balances and Floor                1,296,476.86

Amount Payable to Residual Holder                                                                -
Remaining Available Funds to Note Holders                                                84,286.50

Class A Additional Principal Distribution
     Remaining Available Funds to Note Holders                                           84,286.50
     Adjusted Principal Distribution Sharing Ratio                                          93.878%
                                                                                            ------
     Additional Principal Distribution to Class A                                        79,126.10

     Class A Note Principal Balance after payment above                              16,770,377.72
                                                                                     -------------
     Class A additional Principal Distribution Amount paid                               79,126.10
                                                                                     -------------
     Excess cash after payment of additional Class A Principal Distribution                      -

     Class A-1 Note Principal Balance after payment above                                        -
     Class A-1 additional Principal Distribution Amount paid                                     -
                                                                                     -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                         -
                                                                                     -------------

     Remaining Class A additional Principal Distribution Amount                          79,126.10
                                                                                     -------------

     Class A-2 Note Principal Balance after payment above                                        -
     Class A-2 additional Principal Distribution Amount paid                                     -
                                                                                     -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                         -

     Remaining Class A additional Principal Distribution Amount                          79,126.10
                                                                                     -------------

     Class A-3 Note Principal Balance after payment above                                        -
     Class A-3 additional Principal Distribution Amount paid                                     -
                                                                                     -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                         -

     Remaining Class A additional Principal Distribution Amount                          79,126.10
                                                                                     -------------

     Class A-4 Note Principal Balance after payment above                            16,770,377.72
     Class A-4 additional Principal Distribution Amount paid                             79,126.10
                                                                                     -------------
     Class A-4 Note Principal Balance after distribution on Payment Date             16,691,251.62

Class B-1 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                           84,286.50
     Adjusted Principal Distribution Sharing Ratio                                           2.041%
                                                                                             -----
     Additional Principal Distribution to Class B-1                                       1,720.13


First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended February 1, 2002

     Class B-1 Note Principal Balance after payment above                                         361,809.69
     Class B-1 additional Principal Distribution paid                                               1,720.13
                                                                                              --------------
     Class B-1 Note Principal Balance after distribution on Payment Date                          360,089.55

Class B-2 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                     84,286.50
     Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                                       -----
     Additional Principal Distribution to Class B-2                                                 1,720.13

     Class B-2 Note Principal Balance after payment above                                         361,809.69
     Class B-2 additional Principal Distribution paid                                               1,720.13
                                                                                              --------------
     Class B-2 Note Principal Balance after distribution on Payment Date                          360,089.55

Class B-3 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                     84,286.50
     Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                                       -----
     Additional Principal Distribution to Class B-3                                                 1,720.13

     Class B-3 Note Principal Balance after payment above                                         361,809.69
     Class B-3 additional Principal Distribution paid                                               1,720.13
                                                                                              --------------
     Class B-3 Note Principal Balance after distribution on Payment Date                          360,089.55

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended February 1, 2002

Calculation of Base Principal Amount
      ADCPB, beginning of Collection Period                                                       22,996,577.11
      ADCPB, end of Collection Period                                                             21,086,355.79
                                                                                                  -------------
      Base Principal Amount                                                                        1,910,221.32

Unreimbursed Servicing Advances
      Unreimbursed Servicing Advances from previous Collection Period                              1,149,955.21
      Servicing Advances collected during the current Collection Period                              625,825.93
                                                                                                  -------------
      Unreimbursed Servicing Advances as of current Determination Date                               524,129.28


Calculation of Interest Due
                   Beginning                       Current                            Total
                   Principal        Interest       Interest             Overdue      Interest
        Class       Balance            Rate           Due               Interest        Due
     ---------    ------------     -----------   -------------       -------------   ----------
      Class A-1                -     5.7325%                 -                 -             -
      Class A-2                -     6.3500%                 -                 -             -
      Class A-3                -     6.3500%                 -                 -             -
      Class A-4    18,527,781.34     6.3500%         98,042.84                 -     98,042.84
      Class B-1       400,014.11     6.8850%          2,295.08                 -      2,295.08
      Class B-2       400,014.11     6.4500%          2,150.08                 -      2,150.08
      Class B-3       400,014.11     7.0000%          2,333.42                 -      2,333.42
                   -------------                  ------------       -----------   ------------
                   19,727,823.68     6.3761%        104,821.42                 -    104,821.42

Calculation of Principal Due
                       Base            Base                               Total
                     Principal       Principal          Overdue         Principal
       Class         Amount Pct.      Amount           Principal           Due
     ---------    --------------   ------------      ------------     -------------
      Class A         92.0%        1,757,403.62                 -      1,757,403.62
      Class B-1        2.0%           38,204.43                 -         38,204.43
      Class B-2        2.0%           38,204.43                 -         38,204.43
      Class B-3        2.0%           38,204.43                 -         38,204.43
                                   ------------      ------------     -------------
                                   1,872,016.90                 -      1,872,016.90


Calculation of Servicer Fee
      ADCPB as of the prior Calculation Date                                                      22,996,577.11
      Servicer Fee Rate                                                                                   0.500%
      One-twelfth                                                                                          1/12
                                                                                                  -------------
      Servicer Fee due current period                                                                  9,581.91
      Prior Servicer Fee arrearage                                                                            -
                                                                                                  -------------
      Servicer Fee due                                                                                 9,581.91

Calculation of Back-up Servicer Fee
      ADCPB as of the prior Calculation Date                                                      22,996,577.11
      Back-up Servicer Fee Rate                                                                           0.020%
      One-twelfth                                                                                          1/12
                                                                                                  -------------
      Back-up Servicer Fee due Current Period                                                            383.28
      less overpayment from prior period                                                                      -
      Prior Back-up Servicer Fee Arrearage                                                                    -
                                                                                                  -------------
      Back-up Servicer Fee due                                                                           383.28


First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended February 1, 2002

Calculation of Premium Amount
      Class A Principal Amount as of the immediately preceding Collection Period             18,527,781.34
      Premium Rate                                                                                   0.140%
      One-twelfth                                                                                     1/12
                                                                                                      ----
      Premium Amount due Current Period                                                           2,161.57
      Prior Premium Amount arrearage                                                                     -
                                                                                             -------------
      Total Premium Amount due                                                                    2,161.57

Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                                                      291.67
      Prior Indenture Trustee Fee arrearage                                                              -
                                                                                             -------------
      Total Indenture Trustee Fee due                                                               291.67

Calculation of Letter of Credit Bank Fee
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)           400,014.11
      Letter of Credit Bank Fee Rate                                                                  0.55%
      One-twelfth                                                                                     1/12
                                                                                                      ----
      Letter of Credit Bank Fee due Current Period                                                  183.34
      Letter of Credit Bank Fee arrearage                                                                -
                                                                                             -------------
      Total Letter of Credit Bank Fee arrearage due                                                 183.34

Letter of Credit Reimbursement Amount
      Letter of Credit Reimbursement Amount due current period                                           -
      Prior Letter of Credit Reimbursement Amount arrearage                                              -
                                                                                             -------------
      Total Letter of Credit Reimbursement Amount due                                                    -

Indenture Trustee Expenses
      Indenture Trustee Expenses due                                                                     -
      Prior Indenture Trustee Expenses arrearage                                                         -
                                                                                             -------------
      Total Indenture Trustee Expenses due                                                               -

Additional Letter of Credit Reimbursement Amount
      Additional Letter of Credit Reimbursement Amount due current period                                -
      Prior Additonal Letter of Credit Reimbursement Amount arrearage                                    -
                                                                                             -------------
      Total Additional Letter of Credit Reimbursement Amount due                                         -

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement - current period                              -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             -
                                                                                             -------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         -

Floor Calculation
      Initial ADCPB                                                                         226,351,292.85
      Floor percent                                                                                   2.00%
                                                                                                     -----
      Floor                                                                                   4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                             21,086,355.79

      Aggregate Note Balances prior to any payment on current Payment Date                   19,727,823.68
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                 1,757,403.62

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended February 1, 2002

      Class B-1                                                                                  38,204.43
      Class B-2                                                                                  38,204.43
      Class B-3                                                                                  38,204.43
                                                                                            --------------
      Total Base Principal Amount distributions on current payment date                       1,872,016.90
                                                                                            --------------
      Aggregate Note Balance after payment of Base Principal Amount                          17,855,806.79
                                                                                            --------------
      Excess of ADCPB over Ending Note Balances                                               3,230,549.00

      Difference between excess and floor                                                     1,296,476.86

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended February 1, 2002




Restricting Event Determination:

                                                                                                                Yes/No
                                                                                                                ------
     A) Event of Servicer Termination (Yes/No)                                                                    No
     B) Note Insurer has Made a Payment (Yes/No)                                                                  No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                              No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                           No

Events of Default: Section 8.01 of Indenture

                                                                                                                Yes/No
                                                                                                                ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                                                     No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
     the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4
     Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date, or
     the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
     Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as
     the case may be.                                                                                             No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

       Section                                               Event                                              Yes/No
     ----------   --------------------------------------------------------------------------------------------  ------
     6.01(i)      Failure to make payment required                                                                No
     6.01(ii)     Failure to submit Monthly Statement                                                             No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                             No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                   No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                              No
     6.01(vi)     Order of judgement in excess of $500,000                                                        No
     6.01(vii)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within
                  60 days                                                                                         No
     6.01(viii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                       No
     6.01(ix)     Servicer Trigger Event as contained in the Insurance Agreement has occurred.                    No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended February 1, 2002

Gross Charge Event Calculation:
                                                                                                                     Result
                                                                                                              --------------------
     Gross Charge Off Ratio Current Period                                                                                  -1.23%
     Gross Charge Off Ratio Prior Period                                                                                    -1.61%
     Gross Charge Off Ratio Second Prior Period                                                                             -2.02%
                                                                                                                            ------
     Average of Gross Charge Off Ratio for Three Periods                                                                    -1.62%
     Maximum Allowed                                                                                                         2.50%

     Gross Charge Off Ratio:
     -----------------------

                                  ADCPB of                                                                    Gross Charge Off Ratio
                                All Defaulted             Less                                                    Charge Offs/
                                  Contracts            Recoveries            Charge Offs           ADCPB             ADCPB
                              -----------------    ------------------    -------------------   -------------  --------------------
     Current Period                   14,072.62             35,601.21             -21,528.59   21,086,355.79                -1.23%
     Prior Period                          0.00             30,814.04             -30,814.04   22,996,577.11                -1.61%
     Second Prior Period               1,460.38             42,803.80             -41,343.42   24,617,774.01                -2.02%


Delinquency Event Calculation:
                                                                                                                     Results
                                                                                                              --------------------
     Delinquency Trigger Ratio Current Period                                                                                5.37%
     Delinquency Trigger Ratio Prior Period                                                                                  5.33%
     Delinquency Trigger Ratio Second Prior Period                                                                           4.35%
                                                                                                                             -----
     Average of Delinquency Trigger Ratios                                                                                   5.02%
     Maximum Allowed                                                                                                         7.50%

     Delinquency Trigger Ratio:
     --------------------------

                                       A                    B                    A/B
                                       -                    -                    ---
                                   ADCPB of              ADCPB of
                              Contract > 30 Days       All Contracts     Delinquency Trigger
                                   Past Due           As of Month-End           Ratio:
                              -----------------    ------------------    -------------------
     Current Period                1,132,707.32         21,086,356.28                   5.37%
     Prior Period                  1,225,039.27         22,995,605.74                   5.33%
     Second Prior Period           1,070,671.83         24,617,774.01                   4.35%

                                   ADCPB            Delinquency Ratio
                              -----------------     -----------------
     Current                         19,953,649                 94.63%
     31-60 Days Past Due                553,456                  2.62%
     61-90 Days Past Due                179,430                  0.85%
     91+ Days Past Due                  399,821                  1.90%
                                        -------                  -----
     TOTAL                           21,086,356                100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                                                      226,351,292.85
     Maximum Substitution (10% of Initial)                                                                          22,635,129.29

     Prior month Cumulative ADCPB Substituted                                                                        3,571,340.30
     Current month ADCPB Substituted                                                                                   289,298.60
                                                                                                              -------------------
     Cumulative ADCPB Substituted                                                                                    3,860,638.90